UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 29, 2015

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

In connection with the reporting requirements of that certain Indenture between Real Alloy Holding, Inc. (as successor to SGH Escrow Corporation, “Real Alloy”), Real Alloy Intermediate Holding, LLC and Wilmington Trust, National Association, as trustee and notes collateral trustee for Real Alloy’s private placement of $305.0 million aggregate principal of 10% Senior Secured Notes due January 2019, dated January 8, 2015, as supplemented, Real Industry, Inc. (the “Company”) is filing the Combined and Consolidated Financial Statements of the business of Real Alloy (formerly known as Global Recycling and Specification Alloys) (Carve-Out of Certain Operations of Aleris Corporation) as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012, as audited by Ernst & Young LLP (“Ernst & Young”), along with management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2014 (the “2014 Real Alloy MD&A”). The financial statements of Real Alloy (Carve-Out of Certain Operations of Aleris Corporation) are filed herewith as Exhibit 99.1 and are incorporated herein by reference.  In addition, the consent of Ernst & Young to the inclusion by incorporation by reference in the Company’s registration statements on Form S-3 (File No. 333-191020); Form S-8 (File No. 333-134236); and Form S-8 (File No. 333-204742) of its report with respect to these financial statements is filed herewith as Exhibit 23.1, which is incorporated herein by reference. The 2014 Real Alloy MD&A is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1

Combined and Consolidated Financial Statements of Real Alloy (formerly known as Global Recycling and Specification Alloys) (Carve-Out of Certain Operations of Aleris Corporation) as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012.

99.2	Real Alloy Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.
(Registrant)

Date: June 29, 2015	By:	/s/ KYLE ROSS
	Name:	Kyle Ross
	Title:	Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1

Combined and Consolidated Financial Statements of Real Alloy (formerly known as Global Recycling and Specification Alloys) (Carve-Out of Certain Operations of Aleris Corporation) as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012.

99.2	Real Alloy Management’s Discussion and Analysis of Financial Condition and Reults of Operations for the year ended December 31, 2014.